EXHIBIT 10.5


                          Spencer Trask Ventures, Inc.
                         535 Madison Avenue, 18th Floor
                               New York, NY 10022
                                Tel. 212-355-5565

May 15, 2003

SmartServ Online, Inc.
One Station Place
Stamford, CT. 06902
Attention: Sebastian E. Cassetta, CEO

Gentlemen:

         This is to acknowledge and confirm the terms of our corporate finance consulting agreement (the "Consulting Agreement") as follows:

         (1) SmartServ Online, Inc., a Delaware corporation (the "Company"), hereby engages Spencer Trask Ventures, Inc. (the "Advisor") and the Advisor hereby agrees to render services to the Company as its corporate finance consultant, financial advisor and investment banker.

         (2) During the term of this Consulting Agreement, the Advisor shall provide advice to, and consult with, the Company concerning financial planning, corporate organization and structure, financial matters in connection with the operation of the business of the Company, private and public equity and debt financing, acquisitions, mergers and other similar business combinations and shall review and advise the Company regarding its overall progress, needs and financial condition. The Advisor is not obligated to devote any specific amount of time to providing advice and consultation to the Company. This Consulting Agreement does not obligate the Company to proceed with any potential Transaction (as hereinafter defined) or to accept the advice of Advisor in any way. The Company shall evaluate potential Transactions on a good faith basis and any decisions to proceed will be made at the sole discretion of the Company, upon approval by the Board of Directors, and if required, by its shareholders.

         (3) The Company shall compensate the Advisor as follows: (a) cash fee equal to 10% of the gross proceeds received by the Company from investors introduced by the Advisor upon each closing of the financing described in the term sheet annexed hereto as Exhibit B (the "Term Sheet") (provided that such fees will be deferred with respect to the first closing of such financing until the earlier of (i) the final closing of such financing or (ii) such time as the aggregate gross proceeds of all closings of such financing is equal to at least $1.2 million); (b) five-year cashless exercise warrants (each a "Warrant"), as described in the Term Sheet, and in the form attached hereto as Exhibit A; (c) 500,000 shares of restricted common stock of the Company, to be issued upon receipt of any required Nasdaq approval for, and consummation of, the second closing as set forth in the Term Sheet; (d) compensation for any Transaction (as hereinafter defined) as described in Section 4 below. The shares underlying the Warrants will be registered for resale with the SEC at the same time as the shares included in the units sold in the offering described in the Term Sheet are registered. The Company shall also provide the Advisorwith a non-accountable expense allowance equal to three percent (3%) of the aggregate purchase price of all Units sold in the financing described in the Term Sheet. This expense allowance is intended to cover the legal and other expenses relating to the Advisor's involvement with the financing described in the Term Sheet. Other out-of-pocket expenses incurred in connection with its services hereunder will be reimbursed by the Company up to an aggregate amount of $5,000; any expenses in excess of said amount must be approved in advance by the Company. In the event the Company fails to pay the fees as set forth herein, the Company will pay all costs and expenses incurred by the Advisor in connection with recovering such fees, plus interest at ten percent per annum from the date the fees were due to the date actually paid.

         (4) If any Transaction (as hereinafter defined) (other than the transaction described in the Term Sheet) is consummated during the Term or within eighteen months after the end of the Term with a party, other than a party listed in Exhibit C hereto, introduced to the Company or contacted at the instruction of the Company (in order to provide to the Company the advisory services contemplated by this Agreement) by the Advisor during the Term (a "Target"), the Company shall pay the Advisor or cause the Advisor to be paid, at the closing of each such Transaction, a cash fee equal to the sum of: (a) five percent (5%) of the first two million dollars of the aggregate consideration of a Transaction (the "Aggregate Consideration"), (b) four percent (4%) of the second two million dollars or portion thereof, (c) three percent (3%) of the third two million dollars or portion thereof, and (d) two and one and one-half percent (2 1/2%) of the balance of the Aggregate Consideration; provided, however, that if a Transaction involves an investment in the Company other than by means of a financing for which the Advisor acts as Agent (an "Agented Financing"), the cash fee shall be seven percent (7%) of the amount of such investment and the Advisor will be issued at closing five-year warrants to purchase shares of the Company's common stock at a price per share equal to the price per unit paid to the Company in connection with the investment (on an as-converted basis if the investment is evidenced by convertible securities). A form of such warrants is attached hereto as Exhibit A. Such warrants will entitle the Advisor to purchase up to a number of shares of the Company's common stock as is equal to 15% of the number of shares of the Company's common stock sold by the Company or purchasable thereafter by investors in such Transaction. It is acknowledged that a Transaction with a party who was neither introduced to the Company nor contacted at the instruction of the Company (in order to provide to the Company the advisory services contemplated by this Agreement) by the Advisor, will not entitle Advisor to any compensation under this Agreement. Aggregate Consideration is defined and computed as follows:

A. The total sale proceeds and other consideration received (which shall be deemed to include amounts paid into escrow) by the Company and/or its shareholders or by a Target and/or its shareholders upon the consummation of the Transaction (including payments made in installments), inclusive of cash, securities, notes, and the total value of liabilities assumed.

B. If a portion of such consideration includes contingency or other deferred, escrowed or installment payments (whether or not related to future earnings or operations), the applicable fees shall be paid to Spencer Trask when such contingency or other deferred, escrowed or installment payments are made.

C. If the Aggregate Consideration for the Transaction consists in whole or in part of securities, for the purposes of calculating the amount of Aggregate Consideration, the value of such securities will be the value thereof as reasonably agreed to on an arm's length basis by the parties to the Transaction; provided, however, that if the parties have not established a value: (i) in the case of securities for which there is a public trading market, the value will be determined by the average last sales price for such securities for the last twenty trading days prior to such consummation; or (ii) if there is no public trading market for such securities or other property received or receivable as a part of the Aggregate Consideration and the parties are unable to agree, then each of Spencer Trask and the Company will select an investment banking firm respected in the merger and acquisition field to determine a value and the midpoint between the two values established by the two independent experts will be the fair market value for the purpose hereof.

For the purposes of this Consulting Agreement, any of the following transactions shall constitute a "Transaction": (a) the sale, outside of the ordinary course of business, of the Company or any of its assets,


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


securities, or business by means of a merger, consolidation, joint venture, exchange offer or similar transaction, or any transaction resulting in any change of control of the Company or its assets or business; (b) the purchase by the Company, outside of the ordinary course of business, of another company or any of its assets, securities or business by means of a merger, consolidation, joint venture, exchange offer or similar transaction; and (c) an investment in the Company other than an investment pursuant to an Agented Offering, which will be subject to compensation as per engagement terms separate from this Consulting Agreement.

         (5) The term of this Consulting Agreement shall be until May 31, 2004, or earlier if terminated by the Company pursuant to this Section (the "Term"). The Company can terminate this Consulting Agreement prior thereto upon thirty days prior written notice to Advisor; provided, however, that in the event of such termination (a) all compensation earned but unpaid through the date the termination is effective, inclusive of cash and warrants, shall be paid on the date the termination is effective; and (b) the provisions of paragraphs 4, 6, 7, 9 and 10 of this Consulting Agreement shall remain in full force and effect.

         (6) The Advisor will not disclose to any other person, firm, or corporation, nor use for its own benefit, during or after the term of this
Consulting Agreement, any trade secret or other information designated as confidential by the Company which is acquired by the Advisor in the course of performing services hereunder. (A trade secret is information not generally known to the trade which gives the Company an advantage over its competitors. Trade secrets can include, by way of example, products or services under development, production methods and processes, sources of supply, customer lists and marketing plans). Any financial advice rendered by the Advisor pursuant to this Consulting Agreement may not be disclosed publicly in any manner, nor will any announcements or press releases be made concerning this Consulting Agreement, without the prior written approval of the Advisor, unless required by the Securities and Exchange Commission or Nasdaq rules and regulations.

         (7) The Company agrees to indemnify and hold the Advisor, its affiliates, control persons, officers, employees and agents (collectively, the "Indemnified Persons") harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' and accountants' fees) joint and several, arising out of the performance of this Consulting Agreement, whether or not the Advisor is a party to such dispute. This indemnity shall not apply, however, where a court of competent jurisdiction has made a final determination that the Advisor engaged in gross negligence or willful misconduct in the performance of its services hereunder which gave rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination, the indemnification and reimbursement provision of this Consulting Agreement shall apply and the Company shall perform its obligations hereunder to reimburse the Advisor for its expenses).

         If for any reason the foregoing indemnification is unavailable to the Advisor or such other Indemnified Person or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by the Advisor or such other Indemnified Person as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company and its shareholders on the one hand and the Advisor or such other Indemnified Person on the other hand, as well as any relevant equitable considerations; provided that in no event will the aggregate contribution by the Advisor and any other Indemnified Person hereunder exceed the amount of fees actually received by the Advisor pursuant to this Consulting Agreement. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Advisor and any other Indemnified Person.


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

         The provisions of this paragraph (7) shall survive the termination and expiration of this Consulting Agreement.

         (8) This Consulting Agreement is not assignable and cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all parties. This Consulting Agreement constitutes the entire agreement of the parties pertaining to the subject matter hereof and replaces a prior Consulting Agreement dated April 25, 2003, and the parties have made no agreements, representations or warranties relating to the subject matter of this Consulting Agreement that are not set forth herein. The waiver by either party of compliance with any provision of this Consulting Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Consulting Agreement, or of any other breach by such party of a provision of this Consulting Agreement. This Consulting Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document. The provisions of this Consulting Agreement shall be deemed severable, so that if any provision hereof shall be declared unlawful or unenforceable, the remaining provisions hereof shall not be affected thereby and shall remain in full force and effect. A facsimile signature on this Consulting Agreement shall be considered the same as an original.

         (9) This Consulting Agreement shall be governed by the laws of the State of New York, without regard to conflicts of law principles.

         (10) The Advisor shall at all times act as and be an independent contractor, and in no event shall either the Advisor or any of its employees, agents or representatives be deemed to be an employee, agent or representative of the Company. The Advisor shall have no authority to bind the Company to any obligation, express or implied. Nothing herein shall be construed to appoint the Advisor as placement agent or underwriter in connection with any of the Company's activities, including, without limitation, the transaction contemplated by the Term Sheet.

         Please   confirm   that  the   foregoing   correctly   sets  forth  our
understanding by signing the enclosed copy of this letter where provided and returning it to us by May 16, 2003.

Very truly yours,                           Accepted and Agreed:

SPENCER TRASK VENTURES, INC.                SMARTSERV ONLINE, INC.

By: /s/ William P. Dioguardi                By: /s/ Sebastian E. Cassetta
    ------------------------                    -------------------------
     William P. Dioguardi                       Sebastian E. Cassetta
     President                                  Chief Executive Officer


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

EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. SMARTSERV ONLINE, INC.


                                               NON-CALLABLE WARRANT


Warrant No. W-___                     Date of Original Issuance: April ___, 2003

         SmartServ Online, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, ____________ or his registered assigns (the "HOLDER"), is entitled to purchase from the Company up to a total of ______ shares of common stock, $.01 par value per share (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES") at an exercise price equal to $_________ per share (as adjusted from time to time as provided in Section 8, the "EXERCISE PRICE"), at any time and from time to time from and after the date hereof and through and including April ___, 2008 [5 years after the Closing Date] (the "EXPIRATION DATE"), and subject to the following terms and conditions.

         1. [Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Stock Purchase Agreement, dated as of April ___, 2003 between the Company and the investors signatory thereto (the "PURCHASE AGREEMENT").]

         2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration of transfer, an exchange Warrant to purchase Common

Stock, in substantially the form of this Warrant (any such exchange Warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Warrant Shares other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

         4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder, in whole or in part, at any time and from time to time on or after the date hereof to and including 5:30 p.m., New York City time, on the Expiration Date. The Exercise Price is payable in immediately available funds or as otherwise provided in Section 13. At 5:30 p.m., New York City time on the Expiration Date, the portion of this Warrant available for exercise and not exercised prior thereto shall be and become void and of no value.

         5. Delivery of Warrant Shares and Exercise of Warrant. Upon delivery of the Form of Election to Purchase, which Form shall specify the number of shares of Common Stock to be purchased, and this Warrant to the Company at its address for notice set forth in Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall, within three business days, issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise with the appropriate legend, if required. As used in this Agreement, a "DATE OF EXERCISE" means the date on which the Holder shall have delivered to the Company (i) the Form of Election to Purchase attached hereto, appropriately completed and duly signed, (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased and
(iii) this Warrant. If the Warrant has not been fully exercised, the Company will deliver a replacement Warrant to the Holder for the number of Warrant Shares remaining subject to the Warrant, which replacement Warrant shall in all other respects be identical to this Warrant or, at the election of the Company, an appropriate notation shall be made on this Warrant, which shall then be returned to the Holder.

         6. Charges, Taxes and Expenses. Issuance and delivery of New Warrants, replacement Warrants issued upon a partial exercise, and certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, destruction, or mutilation and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall also deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.

         8. Reservation of Warrant Shares. The Company covenants that it has and will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of all Warrants issued pursuant to the Purchase Agreement. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and non-assessable and free from all preemptive rights of any stockholder of the Company and from all taxes, liens, and charges with respect to the issue thereof (other than transfer taxes), and if the Common Stock of the Company is then listed on any national securities exchange (as defined in the Exchange Act) or eligible for trading on The Nasdaq Stock Market or the Nasdaq OTC Bulletin Board, shall be duly listed or eligible thereon, as the case may be.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                  (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

                  (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidence of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph),

(iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then, at the request of any Holder delivered before the 30th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within seven days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which such Holder's Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any exercise of the Warrant that occurs after such record date, such Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

                  (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,
(3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, in lieu of any other consideration, the same amount and kind of securities, cash or property as he would have been entitled to receive upon the occurrence of such Fundamental Transaction if he had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "ALTERNATE CONSIDERATION"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company or its successor or the surviving entity following such Fundamental Transaction shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration he receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a New Warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within seven days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and ensuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

                  (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

                  (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

                  (g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 20 days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to ensure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall issue the next highest number of whole Warrant Shares.

         11. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on a day on which banks in the State of Delaware are not required or permitted to close (a "BUSINESS DAY"), (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the Business Day following the date of mailing, if sent for next day delivery by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, SmartServ Online, Inc., One Station Place, Stamford, CT 06902, Facsimile No.: (203) 353-5984, Attn: Chief Financial Officer, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

         12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 20 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         13. Cashless Exercise. In addition to the method of payment set forth in Section 4 and in lieu of any cash payment required thereunder, at any time, the Holder(s) of this Warrant shall have the right at any time and from time to time, to convert this Warrant into shares of Common Stock in full or in part by a "cashless exercise" by surrendering this Warrant in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares subject to the Warrant being surrendered, multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the Common Stock less the Exercise Price, and the denominator of which is such Market Price.

         Solely for the purposes of this Section, the "Market Price" at any date shall be calculated as the average of the last reported sale prices for the Common Stock for the three (3) trading days preceding the date on which the annexed Form of Election is delivered to the Company, as officially reported by the Nasdaq OTC Bulletin Board or the Nasdaq Stock Market (or, if the Common Stock is not traded thereon, such other exchange or trading system on which the Common Stock is then listed or admitted to trading).

         14.      Miscellaneous.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each, a "PROCEEDING") shall be exclusively commenced in the state and federal courts sitting in the State of New York in New York County (the "COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Courts for any Proceeding, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding. If any party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with such Proceeding.

                  (c) The Company shall not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant and
(b) use its best efforts to obtain all such authorizations, exemptions, or consents from any public or regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  (f) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                   SMARTSERV ONLINE, INC.



                                   By:
                                      -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                          FORM OF ELECTION TO PURCHASE


To SMARTSERV ONLINE, INC.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock ("COMMON STOCK"), $.01 par value per share, of SMARTSERV ONLINE, INC. and encloses herewith $________ in cash, certified or official bank check or checks or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The Holder hereby represents, warrants and covenants that he is an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended, and has sold or will sell the shares of Common Stock issuable upon this exercise pursuant to the Company's registration statement covering the resale by the Holder of such shares and, in connection therewith, has complied or will comply with the prospectus delivery requirements under Federal securities laws.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of


                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER


                         (Please print name and address)

                               FORM OF ASSIGNMENT


         [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of SMARTSERV ONLINE, INC. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of SMARTSERV ONLINE, INC. with full power of substitution in the premises.

Dated:   _______________, ____


                                         ---------------------------------------
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)



                                         ---------------------------------------
                                         Address of Transferee



                                         ---------------------------------------

                                         ---------------------------------------


In the presence of:


--------------------------